EXHIBIT 23



                             Consent of Reid & Priest LLP




                                             April 13, 1995




                    We hereby consent to the use of our name under the captions "U.S. TAXATION" and "LEGAL MATTERS" in the prospectus supplement, dated April 13, 1995, to the Prospectus, dated April 13, 1995, which is part of the Carolina Power & Light Company Registration Statement on Form S-3 (registration no. 33-57835).


                                             REID & PRIEST LLP